united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jen Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/20

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund

Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Annual Report
November 30, 2020

1-844-663-7871
www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Moerus Worldwide Value Fund Annual Shareholder Letter: Twelve Months Ended November 30, 2020

Dear Fellow Investors:

We hope this Annual Shareholder Letter finds you and your families well during these challenging times. We are writing to update you on recent developments regarding the Moerus Worldwide Value Fund (the “Fund”) over the twelve months ended November 30, 2020. In this Letter, we will discuss the COVID-19 pandemic and its impact on Fund performance, the Fund’s positioning and outlook looking forward, notable investment activity as we sought to take advantage of new opportunities made available by market dislocations that took place in 2020, and a specific type of company that has periodically provided the Fund with interesting investment opportunities over the years.

We thank you very much for your support, and as always, we welcome any feedback that you might have.

Fund Performance (as of November 30, 2020)*

			Since Inception**
Fund/Index	6-months	1-year	Cumulative	Annualized
Moerus Worldwide Value Fund - Class N	30.54%	-11.41%	2.06%	0.45%
Moerus Worldwide Value Fund - Institutional Class	30.60%	-11.17%	3.16%	0.70%
MSCI AC World Index Net (USD) ***	22.29%	15.01%	67.28%	12.11%

*	Performance data quoted is historical and is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid-cap representation across 23 Developed Market and 26 Emerging Market countries. With 2,990 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Past performance does not guarantee future results. The Class N and Institutional Class returns are calculated using the traded NAV on November 30, 2020. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moerusfunds.com for most recent month end performance.

Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March, 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

With regard to the table above, as always, please note that the Fund’s performance data is noted simply for informational purposes for our fellow investors. The Fund seeks to invest with a long-term time horizon of five years or more, and it is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation, and we manage the Fund with the goal of achieving attractive risk-adjusted performance over the long term. Our investment approach is predicated upon taking a long-term view and striving to take advantage of near-term

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uncertainty by investing in depressed and/or unpopular businesses and assets at attractive prices. Short-term market or index performance, therefore, is never a primary focus for us, except insofar as it may offer us longer-term investment opportunities.

Fund Performance in 2020: A Tale of Two Halves

With that said, purely for comparison purposes, we will highlight the noteworthy factors driving short-term performance during the period under review. The Fund’s Institutional Class was down 11.2% during its 2020 Fiscal Year – the twelve months ended November 30, 2020. By comparison, the Fund’s benchmark, the MSCI All-Country World Index Net (“MSCI ACWI (Net)”) was up 15.0% during the same period. Needless to say, COVID-19 was the overwhelming story of the markets in 2020, and it is difficult to overstate the remarkably adverse impact the pandemic had on Value stocks relative to Growth stocks. For example, the MSCI ACWI Growth Index outperformed the MSCI ACWI Value Index by over 32 percentage points (!) during the period under review. As we have noted in past letters, Growth stocks have become increasingly meaningful drivers of benchmark index performance in recent years, and COVID-19 only exacerbated that long-running trend in the early part of 2020. Stopping as we must to look in the rearview mirror for the purposes of comparison, this environment clearly weighed on the Fund’s short-term performance early in 2020. However, we believe this backdrop has sown the seeds for unusually exciting opportunities looking forward and over the long run (more later).

The Fund’s performance for the year could be broken down into two dramatically different halves: during the First Half of its Fiscal 20201, the Fund declined sharply (-32% for each share class) as the COVID-19 outbreak and worldwide spread sent shockwaves throughout global markets; by comparison, the Fund’s benchmark index (MSCI ACWI) declined by much less (-6.0%) during the First Half. The primary driver of this disparity was the benchmark’s significant exposure to Technology and Growth stocks. Specifically, the nature of this particular crisis and its early results (social distancing, lockdowns, working from home) resulted in many “new economy” businesses (Amazon, Netflix, and Zoom are three obvious examples) holding up much better – even prospering – in the early months of 2020. On the other hand, businesses that depend more heavily on tangible assets or a physical presence to drive revenues (e.g., restaurants, brick-and-mortar retail, real estate, etc.) suffered significant damage almost overnight as a result of pandemic-related lockdowns and restrictions. A large majority of Fund holdings declined – many significantly – during the First Half, as few areas of the portfolio (save for our uranium and gold holdings) were immune to the adverse early effects of the pandemic.

The most material detractors from the Fund’s performance during the First Half fell into four general buckets: (i) holdings impacted by social distancing and mandated closures of stores and restaurants (most notably Hammerson plc and Arcos Dorados Holdings, Inc.); (ii) the Fund’s Financial Services Holdings, which were punished along with the entire sector during the early months of the pandemic; (iii) the Fund’s Latin American holdings, which were hurt by declines in both stock prices and local currency values (most notably in Brazil); and (iv) the Fund’s Energy-related holdings, which were hit hard by a collapse in oil prices, the product of black swan-like adverse shocks to both demand (COVID-19 and resultant lockdowns), and supply (the Saudi-Russian price war).

[1]	Please note that “First Half” refers to the Fund’s 2020 Fiscal Year, or the six months ended May 31, 2020.

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In our May 2020 Semi-Annual Shareholder Letter, we discussed the above factors and how they negatively impacted Fund performance in greater detail. We noted that, although it was undoubtedly a painful period for the Fund (looking backward), it was perhaps as important as ever, given the extreme short-term uncertainty that markets in general (and indeed the Fund itself) had been experiencing, to remain steadfastly focused on fundamentals and maintain a long-term perspective (looking forward). With that in mind, we shared our belief that the long-term outlook and prospects for the Fund remained quite attractive, and indeed became even more attractive still by mid-2020, given the increasingly discounted valuations that resulted from price declines amid the market panic early in the year.

Our optimistic outlook was based primarily on three factors: (i) the valuation of the Fund’s portfolio, which we viewed as exceptionally modest, with a number of holdings at or near multi-year low prices; (ii) an emphasis on survivability (financial, competitive, etc.) – always a cornerstone of our investment approach – to withstand protracted periods of adversity and to survive to the day when short-term downside volatility hopefully turns into tomorrow’s upside potential; and (iii) actual business-level fundamentals (as distinct from stock price volatility), which in many cases remained encouraging despite the broader market chaos at the time. We detailed recent business-level developments across a number of the Fund’s holdings that we viewed as favorable, as well as the longer-term attractiveness of their respective investment cases – all of which, in our view, were belied by the short-term stock price volatility experienced.

Since then, the Fund’s recovery from March lows, which began with some baby steps in April and May, continued in earnest during the Second Half of its Fiscal 20202. Over the six-month period ended November 30, 2020, the Fund’s Institutional Class was up 30.6%, outperforming the benchmark index (MSCI ACWI), which was up 22.3%. The recovery in markets was fueled by unprecedented levels of fiscal and monetary stimulus pledged by various governments across the globe, as well as (most recently) the arrival of vaccines – clearly a very positive development in the global effort to eventually return to a semblance of normalcy. The large majority of Fund holdings performed strongly during the latter half of the year, with many of the most significant positive contributions to performance coming from areas of the portfolio that had been hit disproportionately hard earlier in the year (notably our Financial Services, Energy, and Latin American holdings).

Remaining Focused on the Fundamentals

The Fund’s performance in the Second Half, reflecting a partial recovery from the decline earlier in the year, was a welcome step in the right direction. However, as long-term investors, we remain much more focused on fundamental developments affecting the businesses that the Fund owns rather than on stock price fluctuations from one quarter or six-month period to the next. On that note, as the year went on, business-level developments continued to be encouraging, in our view, across much of the portfolio, including among the aforementioned four buckets that had detracted from performance by so much during the First Half of the year. For the sake of brevity, we will talk about examples from just two of the four buckets below.

[2]	Please note that “Second Half” refers to the Fund’s 2020 Fiscal Year, or the six months ended November 30, 2020.

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Holdings Impacted by Social Distancing

Returning to the Fund’s two holdings that were most adversely impacted by social distancing measures in response to COVID-19, we’ll begin with Arcos Dorados Holdings, Inc., the largest McDonald’s franchisee in the world and the exclusive McDonald’s franchisee throughout much of Latin America and the Caribbean. Hit hard by temporary prohibitions on in-restaurant dining in March and April as a result of the pandemic, Arcos Dorados continued its recovery throughout 2020, as its restaurants reopen and restrictions are gradually lifted. As of November, the percentage of its restaurants operating at least one channel (Front Counter, Delivery, or Drive-Through) rose to 99% of restaurants, with roughly 70% of locations operating all channels, including in-restaurant dining. The business returned to being EBITDA-positive on a consolidated basis by July – in our view, a remarkable achievement given the havoc that COVID-19 lockdowns have wreaked on the restaurant industry worldwide – and Arcos Dorados recently issued debt (not maturing until 2027) at the lowest interest cost in its history, an accomplishment that we believe is a testament to the company’s financial wherewithal.

Longer-term, we believe Arcos Dorados remains well-positioned to continue its impressive market share growth in Latin America’s highly fragmented (but growing) Quick Serve Restaurant (“QSR”) industry. Indeed, these market share gains seem to have accelerated in 2020, driven by the company’s unmatched free-standing restaurant footprint (a key competitive advantage in servicing Drive-Through and Delivery orders), as well as its scale, financial position, brand, and formal food safety protocols – a key pandemic-era differentiator in a Latin American QSR market that is heavily informal, populated by street stalls and mom and pop competitors. These significant advantages notwithstanding, Arcos Dorados shares continue to trade at a wide discount to regional and global peers, despite what we believe to be superior long-term growth opportunities.

United Kingdom-based Retail REIT Hammerson plc’s share price declines in 2020 have been driven by the adverse impact of pandemic-related lockdowns on the company’s high-end shopping malls, outlet malls, and strip malls in the U.K. and Continental Europe. Responding to the crisis, in August, the company announced a long-anticipated rights issue, as well as the sale of one of its outlet businesses, both of which have now been completed, raising £825 million in aggregate, which has substantially strengthened a balance sheet that had been weakened by the COVID-19 crisis. Although the business has been hit very hard for obvious reasons, we believe that the rights issue fortifies the company’s financial position in the immediate term, allowing the business to benefit as conditions gradually begin to moderate and return to a degree of normalcy. Hammerson has no material debt maturities ahead of 2022, and its shares currently trade at almost a 75% discount to the company’s EPRA NAV (adjusted for the rights issue) and a roughly 50% discount to our more-conservatively assessed NAV (“Net Asset Value”). Given this excessively discounted valuation, in our view, and the fortified financial position that would result from said transactions, we elected to participate in the rights issue during the Second Half. In addition, the company also hired both a new Chairman and a new CEO, completing a management transition that we feel will be a significant positive for the company.

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Financial Services Holdings

The most material detractor by sector from the Fund’s performance during the First Half was our allocation to Financial Services holdings, which declined along with the entire sector amid adverse economic impacts from the pandemic and resultant ultra-low interest rates. An additional driver of share price declines across the sector was the postponement of capital distributions to shareholders via dividends and share buybacks, due in large part to regulatory pressure on the sector to retain capital given virus-related uncertainty. As we noted in our Semi-Annual Letter, this sector-wide, blanket regulatory (de facto) ban was not based at all on the financial positions of individual companies and applied to many of the Fund’s Financials holdings – all of which, in our view, are extremely well capitalized. It was our view that the Fund’s holdings possess more than enough wherewithal to resume distributions and that it was more a question of when government regulatory bodies would begin to loosen their stance on temporarily restricting distributions, rather than a question of if the distributions would eventually return.

Indeed, we began to see progress on that front in the Second Half of 2020. First, in July, the Dutch central bank dropped its call for insurers to suspend dividends. Dutch insurer (and Fund holding) NN Group responded in August by announcing that it would pay its final dividend of 2019 (which had been delayed due to the pandemic) of €1.40 per share and its interim 2020 dividend of €0.86 per share (both of which were paid in September). The total payout of €2.26 per share amounted to nearly 7% of NN Group’s share price at the time, highlighting what we view as the company’s well-capitalized position and ample capacity for future capital distributions (through dividends and share repurchases) – attributes which belie the stock’s discounted valuation (at roughly 33% of book value).

More recently, the Bank of England announced that it will ease what had been a de facto ban of bank dividends since March in response to the pandemic. This move is a potentially positive development for our holding in Standard Chartered, a London and Hong Kong-listed international banking group operating principally in Asia, Africa, and the Middle East. As we highlighted in the Semi-Annual Letter, Standard Chartered’s management team was successful in cleaning up and de-risking the business that had gone astray under previous management. In light of the continued internal generation of capital from the business, the bank had been returning excess capital to shareholders and had planned (pre-pandemic) to continue to do so following the sale of its Indonesian bank holding. We believe the bank possesses a very strong capital position, with which it can weather the current adversity, emerge at the other end of the downturn, and, given the Bank of England’s recent announcement, resume capital return activities, which should positively impact the share price, all else equal. Given these attributes, we believe its shares remain significantly undervalued, at roughly 45% of book value.

If and as these regulatory bottlenecks to excess capital distributions continue to be eliminated, we believe there is meaningful upside potential, given the significantly discounted valuations of our well-capitalized Financial Services holdings. In all, the Fund’s Financials holdings, which had been the most significant negative contributor to performance during the First Half of 2020, were the most material positive contributor to performance during the Second Half.

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Fund Outlook Looking Forward

You may recall that we had entered 2020 optimistic about the positive business-level developments across many Fund holdings. Although COVID-19 interrupted the progress that our holdings had been making, the Second Half of 2020 saw the Fund’s portfolio take meaningful steps forward. Today, we observe a broader market environment in which, we’d argue, the stock prices of many of the popular, household names have run well ahead of underlying fundamentals, and indeed well ahead of any reasonably sober expectations for the future. On the other hand, we believe the Fund’s portfolio – which consists of investments in some of the most disliked, discounted areas in recent years (Financials, Natural Resources, Emerging Markets) – remains remarkably undervalued relative to its longer-term fundamentals, with stock price performance lagging far behind underlying business performance. For one statistical indicator of the extent of the disparity in valuations between the Fund and the broader market, as of November 30, 2020 the Price-to-Book Value ratio (P/B) of the Fund was 0.69x, as compared to 2.64x for the benchmark MSCI ACWI3.

In the long run, we continue to believe that the unusually attractive valuations, sound long-term fundamentals, and staying power of many Fund holdings offer attractive margins of safety and bode well for the portfolio’s prospective risk-adjusted returns – particularly in a world in which broader benchmark indices trade at historically rich valuations and are increasingly concentrated in a relatively small number of popular mega-cap companies. In our view, this extremely bifurcated market, which we have commented on often in previous letters, is providing us with some very attractive investment opportunities, sowing the seeds for potentially quite interesting prospective longer-term returns.

Investment Activity in the Fund

With that in mind, the Fund’s Fiscal 2020 was a busy period, as we strove to make the most of market dislocations resulting from COVID-19, taking advantage of short-term volatility and attractive pricing to add to several existing positions in the Fund, in addition to initiating six new positions in the portfolio. Three of the new positions – Despegar.com, Edelweiss Financial Services and Exor NV – were purchased during the First Half, and their investment cases were discussed in detail in our May 2020 Semi-Annual Shareholder Letter. Three additional new positions – Bajaj Holdings & Investment Ltd., Dundee Corp. and Metro Bank plc – were purchased during the Second Half of 2020, and we will highlight the investment case for each below.

Bajaj Holdings & Investment Ltd.

During the Second Half, the Fund initiated a position in Bajaj Holdings & Investment Ltd. (“Holdings” or “the company”). The company is an Indian-listed Holding Company with assets falling into three primary areas: Auto Manufacturing, Financial Services, and other Investments. In Auto Manufacturing, Holdings is the dominant shareholder in Bajaj Auto Ltd. (“Auto”) through its roughly 33% direct ownership stake. Auto is a leading manufacturer of two-wheeler and three-wheeler vehicles in India, as well as a large exporter of the vehicles globally. The Financial Services activities of the company are held through Bajaj Finserv Ltd. (“Finserv”), in which Holdings owns a roughly 39% direct ownership stake. Finserv is in turn the controlling

[3]	Source: Bloomberg for Fund data, MSCI for Index data.

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shareholder of Bajaj Finance Ltd. (“Finance”) via its roughly 53% direct holding. Finance is a leading deposit-taking Non-Banking Finance Company in India focused on the provision of a broad range of financial services to consumers (urban and rural) and SMEs, including commercial and mortgage lending. Finserv, in addition, is also the operating partner and dominant owner of two insurance-related joint-ventures with Allianz SE, providing Life Insurance through one and Property & Casualty Insurance through the other. In addition to the ownership of these operating businesses, Holdings also has a portfolio of financial investments.

In our view, the company’s Financial Services and Auto Manufacturing businesses are well-run, well-respected businesses that are each a leader in their respective fields, and they have both achieved impressive rates of growth over time. Today, the Auto Manufacturing business has built up a 19% market share domestically in two-wheelers and a 59% share of the export of all two- and three-wheelers out of India. Holdings’ businesses have benefitted significantly from an emerging middle class in India, which was impacted this year by the COVID lockdowns but which will likely continue to be a source of growth. Since its founding, Finance has done an impressive job of building its business, having grown its lending portfolio at a Compound Annual Growth Rate (CAGR) of 45% over the past 12 years to become a leading consumer lender in India today, with a nationwide footprint and more than 44 million customers.

By virtue of the fact that these companies operate in India – and more so because the sectors they operate in (Auto Manufacturing, Financial Services, and Insurance) should benefit disproportionately from the continued growth in the Indian middle class over the long term – the companies have historically not been attractive to us from a valuation perspective. However, following the sell-off that took place as the spread of COVID-19 became more evident and the resultant lockdown in India, Holdings, Auto, and Finserv all saw significant declines in their stock prices, resulting in Holdings trading at one of the largest discounts to the market value of its stakes in the underlying listed assets that we have seen in nearly a decade, with the underlying holdings themselves also trading at more modest valuations.

To be sure, the businesses have seen, and will continue to see, a significant impact from the lockdown. Finance took a hit to its loan book and took contingency provisions in relation to expected loan quality impacts, cash flows were impacted by moratoriums on collecting interest forced by the government (which have since ended), and the investment portfolios of the Insurance businesses had seen a significant decline in value. Auto has been negatively impacted as people curtailed spending for several months during the lockdown and likely will continue to be hesitant to spend on large ticket items in the near future – though it may benefit from a newfound aversion to public transit.

However, all of Holdings’ underlying businesses are well capitalized and have significant liquidity to deal with these challenges. At both Holdings and Auto, the companies operate with no net debt and significant liquidity in the form of cash or liquid investments. Finance employs debt as is normal for a financing company, but its levels of debt are well below competitors and global norms – the company operated with a Capital Adequacy Ratio of 26.6% as of September 30, 2020.

As we have noted in the past, opportunities to invest in India with a value approach can be extremely attractive, but present themselves infrequently and are often associated with some sort of external shock that is providing a challenge to the near- and medium-term. In the case of

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Holdings, because of the current challenges facing the business and the country, the Fund has been able to acquire shares of what we believe to be a well-run group of businesses with strong growth characteristics at a very attractive price.

Dundee Corporation

Dundee Corporation (“Dundee”) is an investment holding company in the midst of a narrowing of its focus. Recently, one of the elements of this transition has entailed the monetization of a part of one of its principal holdings (Dundee Precious Metals), following exits from other areas including investment banking/capital markets, real estate operations, et al. While the pandemic has slowed down the process of realizing these investments, one would expect further asset sales to take place as opportunities present themselves. Nonetheless, the asset sales completed to date have resulted in a cashed-up balance sheet which will allow management to pursue other potentially more promising investment opportunities. Furthermore, the pandemic has muddied the operating results of the entities currently held by the company, resulting in the shares currently trading at unusually depressed valuations. Accordingly, management is currently in the midst of an attempt to repurchase roughly 10% of the common shares outstanding.

Metro Bank plc

Metro Bank plc (“Metro”) is a London-listed bank that opened its doors in 2010 as one of the recipients of new banking licenses awarded to increase competition in the U.K. banking market. The bank has grown its deposit base rapidly by providing banking services at its branches during normal retail business hours (seven days a week) rather than the more limited conventional “bankers’ hours”. This customer-centric orientation has paid off in the form of rapid deposit growth and high levels of customer satisfaction. Despite this success in growing its deposit base as a relatively young bank, Metro has been dogged by anemic profitability as it continues to foot the cost of expanding its branch network while having a limited offering of higher-margin products. The recent expansion by Metro into unsecured lending through the purchase of RateSetter (an online provider of unsecured financing) is a first step in attempting to leverage the strength of its customer relationships to address this. As additional products broaden customer engagement with Metro and the branch build-out ends, one can envision a gradual path to profitability for the bank. Metro’s current lack of profitability allowed the Fund to purchase Metro shares at a fraction (around 0.25-0.35x) of tangible book value, which we believe represents a very attractive entry price for a bank with a stable financial position and attractive growth prospects.

Other Notable Buying Activity

In addition to the three new purchases above, during the Second Half of 2020, we also repurchased a holding that we had previously sold from the Fund: Copa Holdings S.A. (“Copa”). Based in Panama, Copa is a leading Latin American provider of airline passenger and cargo service from its Panama City hub. In our opinion, Copa has long stood out as one of the most efficiently, profitably, and prudently run Latin American airlines – no small feat, given the industry’s relative proneness to macroeconomic and currency-related shocks. Even before COVID-19, in recent years, Copa had been confronted by a very challenging macroeconomic backdrop in Latin America, but the company performed admirably in the face of adversity. In our view, this is a testament to high-quality management, in addition to a well-located hub at

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Tocumen International Airport in Panama City that allows for convenient connections to destinations in the Caribbean and Americas that do not generate enough demand to justify direct service (allowing for leadership of numerous thin, underserved markets). Although the pandemic has obviously been extremely difficult on airlines, we believe a well-run survivor such as Copa should be able to operate relatively profitably under normal conditions. Due to the pandemic, Copa’s two closest competitors (Avianca and LATAM Airlines Group) entered bankruptcy in 2020, highlighting a competitive field littered with numerous gravely wounded players, which should leave Copa well-positioned to benefit when the current crisis conditions moderate. Despite its recent challenges, we believe that Latin America continues to offer meaningful potential for above-average long-term growth when we get past this crisis, and we were able to invest in this high-quality company at what we believe is an attractive price.

Among the additions we made to existing positions, the most notable was the Fund’s holding in Hammerson by virtue of our participation in the company’s rights issue. As discussed earlier, we believe that although the pandemic has resulted in an unusually hostile operating environment for the business, this adversity is more than reflected in the current valuation of the shares, which in our view are excessively discounted. Further, the rights issue has significantly bolstered the company’s financial position, which should serve Hammerson well as it navigates its way through the currently turbulent period.

Selling Activity

Moving on to activity on the sell side, as discussed in recent Shareholder Letters, in our opinion, the investment cases supporting many of the Fund’s core positions (in particular, with regard to valuation) have grown increasingly compelling following the dislocations experienced in 2020. Given that view, in Fiscal 2020, we eliminated eight positions: Atlas Mara, Bolsa de Valores de Colombia, Franklin Resources, GP Investments Ltd., Gran Tierra Energy, Hellenic Exchanges, Lundin Gold, and Royal Gold. Almost all of the holdings sold entered 2020 among the smaller positions held in the Fund, and, in general, were sold primarily as part of our continued effort over the past couple of years to more narrowly focus the portfolio on our highest conviction ideas, such as the six new holdings and the several existing core positions that we added to this year. The two notable exceptions to this were our early-2020 sales of Franklin Resources and Gran Tierra Energy – both of which, in our view, saw their margin of safety diminished by developments in the early days of the pandemic (these sales are discussed in greater detail in the May 2020 Semi-Annual Letter).

A Cheat Sheet on Holding Companies for Value Investors

Three of the six new investments made in the Fund in 2020 can be categorized as Holding Companies: Exor NV, Bajaj Holdings & Investment Ltd., and Dundee Corp. In addition to these new investments, four existing Fund investments could likewise be characterized as Holding Companies: Aker ASA, Jefferies Financial Group, The Straits Trading Co. Ltd., and The Westaim Corp. It is not particularly unusual to see so many Holding Companies in the Fund’s portfolio, as this class of company has provided us with numerous investment opportunities over the years. Given their preponderance in the portfolio, we thought it might be helpful to discuss what a Holding Company is, why they sometimes provide attractive investment opportunities, and which attributes we look for (or seek to avoid) that separate the truly compelling opportunities from the larger group.

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Investing is a crowded field filled with many intelligent, industrious bargain hunters who often compete away most exceptional opportunities available in plain sight. Holding Companies (“HoldCos”), however, tend to fall under the radar of those who focus their efforts exclusively on “pure plays” or on quantitative screens of accounting-derived statistics (e.g., earnings or book values). In part because they are overlooked by many, HoldCos can sometimes provide fertile grounds for discerning value investors in search of attractive opportunities. In the following discussion, we will outline our approach to investing in HoldCos.

For the purposes of this discussion, a HoldCo is a company that has partial or complete ownership of multiple entities (assets or businesses) that are either public (listed), private (unlisted), or both. “HoldCos” refer to neither an industrial sector nor a type of business, per se, but rather the term refers to an ownership structure of one or more businesses, which could include disparate and usually separable entities. Berkshire Hathaway is perhaps the most well-known example of a HoldCo, but many others exist, operating in relative obscurity. Among the attractions of the HoldCo structure are its usually disparate and separable components that lend themselves to opportunities to build and crystallize value, which we explore in the following.

The first order analysis followed by most investors in HoldCos entails a simple arithmetic exercise – adding up the value of the HoldCo’s component assets and netting out its liabilities to arrive at an aggregate net asset value that, when divided by the shares outstanding, yields a NAV per share. The NAV is then compared with the stock price to judge whether the stock is trading at a premium or a discount to its NAV, and if the latter, whether the discount is attractive enough to warrant purchase.

Although not mathematically incorrect, we believe that such an analysis is insufficient to arrive at a considered investment judgment, and that relying upon a premium/discount calculation alone could be quite misleading and lead to the wrong conclusions. Consider a hypothetical situation with two HoldCos, one valued at a discount of 20%, and another at a discount of 35% of their respective NAVs. Clearly, if measured by discount alone, the latter would ostensibly appear to be a more attractive investment candidate. However, this overly simplistic line of reasoning ignores a variety of important factors, including the nature and valuation of the underlying businesses, the potential for growth, and the likelihood of realizing these estimated values – items we explore below.

Although it falls far short of telling the whole story, what the HoldCo discount does tell you is what you are paying for what you are getting. That is, in the case of a 35% HoldCo discount, you could buy $1.00 worth of assets for $0.65. Alternatively, the ratio of assets (what you get) to equity (what you pay) indicates “leverage” of 1.54x (or 1.00/0.65). One can think of this as being akin to owning the underlying securities on margin through shares in the HoldCo – because you would be buying $1.00 of assets while paying only $0.65 “out of pocket” – but without any interest charges or the possibility of a margin call. Curiously enough, when the underlying holdings are out of favor (and by implication more cheaply valued), it is possible that the HoldCo discount to the depressed values of the underlying holdings might also widen, increasing the operating “leverage.” Conversely, improving valuations of the underlying holdings (when they come back into favor) are often associated with a reduction in the discount at which the HoldCo trades, adding to the potential upside in the HoldCo’s share price.

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However, an arithmetic calculation of the HoldCo discount alone does not tell you anything about the standalone valuation or the attractiveness (or lack thereof) of the HoldCo’s underlying holdings. Accordingly, a careful analysis of a HoldCo entails at least two layers of analytical understanding – first, that of the underlying companies/entities, and second, that of the entity that “holds” them (the HoldCo) – with the analytical insight afforded by this work being reflected in the ultimate investment decision.

There are a number of elements to this exercise, including the following:

●	First, understanding the investment attraction of the underlying holdings: Are these businesses one might wish to invest in, preferably for the long run?

●	Second, cheapness: Are the underlying holdings valued attractively (i.e., are they individually cheap on a standalone basis)? Is the HoldCo trading at enough of a discount to a conservatively estimated NAV to constitute an attractive investment? The idea behind buying shares in a HoldCo is to buy attractively valued underlying holdings at a further discount via the HoldCo, with a view of benefiting from the appreciation of the underlying holdings along with a shrinkage in the HoldCo discount.

●	Third, financial strength: Are the underlying holdings financially and operationally strong enough to cope with periods of adversity without requiring access to external financing sources (be they capital markets, banks, or reliance on the HoldCo)? In addition, a relatively under-levered balance sheet and low operating costs at the HoldCo level are sine qua non for investing in a HoldCo. In our view, those attributes are a must, given that the bulk of cash generation usually takes place not at the level of the HoldCo, but rather at the level of its underlying holdings; typically, dividends received from its underlying holdings are what allow a HoldCo to meet its own expenses, both operating and financial. During periods of adversity, these dividends may be curtailed or eliminated, potentially putting at risk the HoldCo’s ability to meet its expenses, hence it is important that the HoldCo be under or preferably unleveraged and parsimoniously run. Excessive costs, either compensation-driven or otherwise, could erode shareholder value over time, even absent adverse events.

●	Fourth, the quality of the dominant or controlling shareholder’s stewardship: Are they creating value for HoldCo shareholders or destroying it? Given that the control of many HoldCos is vested in a family or a group of related parties, usually for historic reasons, it is of paramount importance to gauge the quality of the controlling shareholder’s stewardship of the holding company and the entities it controls. At one end of the spectrum, a HoldCo might have a very engaged owner who has built and realized value over the years through opportunistic purchases and sales of businesses, or alternatively has invested in and grown companies owned by the HoldCo organically. This would be the preferred controlling shareholder we would seek to partner with. Less desirable are controlling shareholders who do little other than collect dividends and whose presence in the company only represents another operating expense. Quotidian expenses aside, the greater damage from such ownership is the cost of foregone opportunities in this mode of “do-little/nothing” ownership. Even less benign are control parties who engage in self-serving, related-party transactions between the HoldCo and other outside entities in which the control party also has interests, to the detriment of minority

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shareholders in the HoldCo. We endeavor to identify and invest with the first type of shareholder and strive mightily to avoid the latter two.

Successful value investing sometimes requires going off the beaten path and looking under rocks for opportunities that few choose to stop and consider. For many investors, HoldCos – which by their nature have disparate holdings and a tendency for latent value to sometimes be obscured by accounting convention – do not lend themselves well to analyses that are heavily focused on screens and easily modelled forecasts of future earnings.

However, for us at Moerus, HoldCos represent an attractive area to search for bargains. For one, a HoldCo structure lends itself well to our asset-based analysis: an investment approach focused on the assets/businesses, notably on the valuation side of the individual constituent businesses, along with the Holding Company itself. Also, within the right HoldCo structure, with multiple businesses/assets owned in the hands of a skilled owner, multiple, disparate opportunities for both value creation, as well as value realization, are apt to present themselves over time.

A Parting Note

In closing, we’d like to reiterate some points that we made in our previous letter. Looking forward, it is important to note that the stock prices of the Fund’s holdings seem likely to continue to be volatile in the coming months in both directions as markets react to news flow on virus cases, government actions in response, and the success and timing of the vaccine roll-out effort in real-time, likely without much regard to valuation and underlying, longer-term business strength and fundamentals. While this makes for unpredictability in terms of short-term share price fluctuations, the positive effect of this is that such an environment seems likely to continue to periodically offer us opportunities to invest at very modest prices in businesses that have many of the attractive characteristics discussed herein. We believe this will serve the Fund’s portfolio well over the longer-term.

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again later in the year. Best wishes for a healthy, happy, safe, and prosperous 2021.

Sincerely,

Amit Wadhwaney

Portfolio Manager

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© 2021 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figures reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in mutual funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

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Fund Performance - (Unaudited)
November 30, 2020
Moerus Worldwide Value Fund

The Fund’s performance figures* for the periods ended November 30, 2020, compared to its benchmark:

		Average Annual
		Since Inception** -
Fund/Index	One Year	November 30, 2020
Moerus Worldwide Value Fund - Class N	(11.41)%	0.45%
Moerus Worldwide Value Fund - Institutional Class	(11.17)%	0.70%
MSCI AC World Index Net (USD) ***	15.01%	12.11%

Moerus Worldwide Value Fund vs. MSCI AC World Index Net (USD)
Comparison of Change in Value of $100,000 Investment

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The Class N and Institutional Class returns are calculated using the traded NAV on November 30, 2020. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated March 30, 2020, is 1.94% for Class N shares and 1.69% for Institutional Class shares. Moerus Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expeneses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days written notice to the Adviser. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Markets and 26 Emerging Markets countries. With 2,990 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Fund Review - (Unaudited)
November 30, 2020
Moerus Worldwide Value Fund

TOP HOLDINGS BY ASSET CLASS OR INDUSTRY AS OF NOVEMBER 30, 2020	% OF NET ASSETS
Banking	15.6%
Metals & Mining	11.6%
Asset Management	9.6%
Real Estate Owners & Developers	9.1%
Oil & Gas Services & Equipment	6.5%
Insurance	5.4%
Institutional Financial Services	5.4%
Internet Media & Services	4.2%
Leisure Facilities & Services	3.8%
Household Products	3.7%
Other	16.1%
TOTAL	91.0%
Other Assets Less Liabilities - Net	9.0%
GRAND TOTAL	100.0%

HOLDINGS BY COUNTRY	% OF NET ASSETS
Canada	22.0%
India	10.8%
United States	10.6%
United Kingdom	7.1%
Italy	7.0%
Brazil	5.1%
Argentina	4.2%
Norway	4.1%
Uruguay	3.8%
Hong Kong	3.4%
Japan	3.1%
Singapore	3.1%
Colombia	2.7%
Netherlands	2.1%
Panama	1.9%
TOTAL	91.0%
Other Assets Less Liabilities - Net	9.0%
GRAND TOTAL	100.0%

Management Discussion of Fund Performance

The Moerus Worldwide Value Fund (the “Fund”) generated returns of -11.41% and -11.17% (net of fees) for the Class N share class and institutional share class, respectively, during the twelve months ended November 30, 2020 (“the year”). For comparison purposes only, the MSCI All Country World Index returned 15.01% (net) over the same period. It is important to note that the investment objective of the Fund is long-term capital appreciation, and that the Fund typically invests with a time horizon of roughly five years (or more in some cases). For these reasons, the Fund is not managed according to any short-term performance objectives or benchmark considerations. Therefore, although we will provide a brief discussion of the Fund’s performance below, we are much more focused on the longer-term merits and attractiveness of the Fund’s individual investments, and, by extension, the Fund’s aggregate portfolio. As we have detailed in the preceding Annual Shareholder Letter, we remain encouraged by what we view as positive long-term, fundamental developments across much of the Fund’s portfolio.

Long-running trends that have weighed on the Fund’s performance in the years since its inception – most notably, the significant outperformance of “Growth” stocks over “Value” stocks – continued, and even accelerated throughout much of 2020. As one statistical illustration of this disparity, the MSCI ACWI Growth Index outperformed the MSCI ACWI Value Index by roughly 32.6%. This protracted trend was exacerbated in 2020 by the nature of the crisis sparked by the COVID-19 pandemic. Many of the policies implemented around the world to mitigate the spread of the virus (e.g., social distancing, lockdowns, working from home) resulted in many Growth-oriented, technology-centric, “new economy” businesses (e.g., Amazon, Netflix, Zoom, and many others) holding up much better – and even prospering – during the period. Against this backdrop, the technology-centric NASDAQ Composite Index returned 42.2% during the year – a remarkable result, considering the magnitude of the human and economic damage suffered worldwide in 2020. On the other hand, Value stocks, many of which are linked to businesses that depend more heavily on tangible assets or a physical presence to drive revenues (e.g., restaurants, brick-and-mortar retail, real estate, etc.), suffered disproportionately as a result of COVID-19 and the policies implemented to limit its spread.

This extremely bifurcated market environment continued to be a challenging environment for deep value investors, perhaps more so in 2020 than ever before in terms of trying to keep up with Growth-driven broader markets. As we have noted before, the Information Technology sector is the largest sector weighting in the MSCI ACWI Index (over 21% at year-end), and that figure does not even include leading index constituents such as Amazon, Facebook, and Alphabet (Google’s parent company), which are not classified as IT stocks. We have long avoided most tech investments in the Fund because we believe that they, in general, are currently trading at excessive valuations that incorporate considerable price risk over a longer-term context. In 2020, these conditions only got more extreme, in our opinion, and we believe they are unsustainable over the long-term. Nonetheless, significant gains in tech stocks (and Growth stocks in general) significantly impacted the Fund’s relative performance in 2020.

The Fund’s negative absolute performance in 2020 was driven primarily by broad-based declines in a majority of holdings during the first half of the year, when the magnitude and geographic spread of the pandemic first became clear. The most material detractors from performance during the first half of the year fell into four general categories: (i) holdings impacted by social distancing and mandated closures of stores and restaurants (most notably U.K. Retail REIT Hammerson plc and Latin American McDonald’s franchisee Arcos Dorados Holdings, Inc.); (ii) the Fund’s Financial Services Holdings, which were punished along with the entire sector during the early months of the pandemic, driven by the negative general economic impact and ultra-low interest rates; (iii) the Fund’s Latin American holdings, which were hurt by declines in both stock prices and local currency values (most notably in Brazil) – a result of both virus-related impacts to economic activity as well as heightened general risk aversion and negative investor sentiment regarding Latin America; and (iv) the Fund’s Energy-related holdings, which were hit hard by a collapse in oil prices due to adverse shocks to both demand (COVID-19 and resultant lockdowns) and supply (the Saudi-Russian price war).

Overall, for the year, the two largest detractors from the Fund’s performance were Hammerson plc and Arcos Dorados Holdings, both of which were adversely impacted by pandemic-related lockdowns and social distancing protocols, as noted above. As noted in greater detail in our Annual Shareholder Letter earlier in this Annual Report, we have found recent developments at each of the companies to be encouraging, with both companies possessing high-quality assets at unusually discounted valuations, making for attractive long-term investment cases, in our view. Rounding out the five most significant detractors from performance during the year were holdings that fell into one or more of the aforementioned four general categories: Gran Tierra Energy (our Energy-related holdings); Standard Chartered plc (our Financial Services Holdings); and Copa Holdings (Latin American Airline). The most significant positive contributors to Fund performance during the year were Aker ASA, Wheaton Precious Metals, Lundin Mining, Major Drilling Group International, and Exor NV. Two of these companies are undervalued Holding Companies that we believe have been managed quite well through the crisis (Aker ASA and Exor), two others have benefited from increased gold and precious metals prices in 2020 (Wheaton Precious Metals and Major Drilling Group International), and one is a copper mining company that benefited from rising copper prices in the second half of the year (Lundin Mining).

Performance improved materially in the latter half of 2020. The Fund’s recovery from March lows began modestly in April and May, before continuing in earnest during the second half of the year. Specifically, over the final six months of the year, the Fund was up 30.6%, outperforming the benchmark index (MSCI ACWI), which was up 22.3%. The large majority of Fund holdings performed strongly during the latter half of 2020, with many of the most significant positive contributions to performance made by areas of the portfolio that had been hit disproportionately hard earlier in the year (notably our Financial Services, Energy, and Latin American holdings). The Fund’s performance in the second half of 2020, reflecting a partial recovery from the decline earlier in the year, was a welcome step in the right direction. However, as long-term investors, we remain much more focused on fundamental developments affecting the businesses that the Fund owns, rather than on stock price fluctuations from one six-month period to the next. On that note, as the year went on, business-level developments continued to be encouraging, in our view, across much of the portfolio, including among the aforementioned four categories that had detracted from performance by so much during the first half of the year.

In the long run, we continue to believe that the unusually attractive valuations, sound long-term fundamentals, and staying power of many Fund holdings offer attractive margins of safety and bode well for the portfolio’s prospective risk-adjusted returns – particularly in a world where broader benchmark indices trade at historically rich valuations and are increasingly concentrated in a relatively small number of popular mega-cap companies. In our view, this extremely bifurcated market, which we have commented on often in recent communications, is providing us with some very attractive investment opportunities, sowing the seeds for potentially quite interesting prospective longer-term returns.

Expense Ratio: Class N: 1.65% / Class Inst.: 1.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced.

The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2022, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

The inception date of the Moerus Worldwide Value Fund is June 1, 2016.

The MSCI All Country World Index (Net) is an unmanaged index consisting of 49 country indices comprised of 23 developed and 26 emerging market country indices and is calculated with dividends reinvested after deduction of withholding tax. The Index is a trademark of MSCI Inc. and is not available for direct investment.

Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS
November 30, 2020

Shares		Fair Value
	COMMON STOCK - 91.0%
	ASSET MANAGEMENT - 9.6%
24,795	Aker ASA	$1,406,803
358,502	Dundee Corp. *	392,833
21,284	EXOR N.V.	1,486,351
		3,285,987
	BANKING - 15.6%
3,372,422	IDFC First Bank Ltd. *	1,673,546
259,477	Metro Bank PLC *	417,777
88,800	Shinsei Bank Ltd.	1,057,680
209,254	Standard Chartered PLC *	1,263,288
89,381	UniCredit SpA *	924,088
		5,336,379
	CHEMICALS - 3.6%
24,739	Nutrien Ltd.	1,218,891

	HOUSEHOLD PRODUCTS - 3.7%
18,734	Spectrum Brands Holdings, Inc.	1,251,993

	INSTITUTIONAL FINANCIAL SERVICES - 5.4%
931,078	Edelweiss Financial Services Ltd. *	880,080
42,466	Jefferies Financial Group, Inc.	965,252
		1,845,332
	INSURANCE - 5.4%
17,278	NN Group NV	703,744
648,953	Westaim Corp. *	1,156,788
		1,860,532
	INTERNET MEDIA & SERVICES - 4.2%
130,369	Despegar.com Corp. *	1,439,274

	LEISURE FACILITIES & SERVICES - 3.8%
261,772	Arcos Dorados Holdings, Inc.	1,290,536

	METALS & MINING - 11.6%
74,923	Cameco Corp.	751,022
95,993	Lundin Mining Corp.	768,892
266,899	Major Drilling Group International, Inc. *	1,241,918
219,177	Osisko Mining, Inc. *	605,489
15,120	Wheaton Precious Metals Corp.	591,797
		3,959,118
	OIL & GAS PRODUCERS - 1.1%
164,121	Organizacion Terpel SA	370,685

	OIL & GAS SERVICES& EQUIPMENT - 6.5%
150,744	Enerflex Ltd.	800,308
148,688	Tidewater, Inc. *	1,414,023
		2,214,331
	REAL ESTATE OWNERS & DEVELOPERS- 9.1%
476,500	BR Properties SA	924,487
849,990	Sino Land Co. Ltd.	1,162,192
791,901	Straits Trading Co. Ltd.	1,040,342
		3,127,021
	REIT - 2.2%
2,638,675	Hammerson PLC	761,974

	RETAIL - CONSUMER STAPLES - 1.6%
149,826	Almacenes Exito SA	534,753

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2020

Shares		Fair Value
	SPECIALTY FINANCE - 3.3%
27,749	Bajaj Holdings & Investment Ltd.	$1,147,992

	TELECOM CARRIERS - 2.4%
95,504	Telefonica Brasil SA - ADR	835,660

	TRANSPORTATION & LOGISTICS - 1.9%
8,163	Copa Holdings SA	650,591

	TOTAL COMMON STOCK (Cost - $33,438,456)	31,131,049

	SHORT-TERM INVESTMENT - 8.9%
	MONEY MARKET FUND - 8.9%
3,056,507	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 0.01% **	3,056,507
	TOTAL SHORT-TERM INVESTMENT (Cost - $3,056,507)

	TOTAL INVESTMENTS - 99.9% (Cost - $36,494,963)	$34,187,556
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	43,587
	NET ASSETS - 100.0%	$34,231,143

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

*	Non-income producing securities.

**	Money Market Fund; rate reflects seven-day effective yield on November 30, 2020.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2020

ASSETS
Investment securities:
Securities at Cost	$36,494,963
Securities at Value	$34,187,556
Foreign cash (cost $54,815)	54,830
Dividends and interest receivable	197,614
Prepaid expenses and other assets	15,946
TOTAL ASSETS	34,455,946

LIABILITIES
Payable for Fund shares repurchased	74,785
Investment advisory fees payable	7,919
Payable to related parties	29,238
Distribution (12b-1) fees payable	175
Deferred capital gains tax payable	71,550
Accrued custody fees payable	20,481
Audit and tax fees payable	17,255
Trustee’s fees payable	2,050
Accrued expenses and other liabilities	1,350
TOTAL LIABILITIES	224,803
NET ASSETS	$34,231,143

Net Assets Consist of:
Paid in capital	$45,395,884
Accumulated losses	(11,164,741)
NET ASSETS	$34,231,143

Net Asset Value Per Share:
Class N Shares:
Net Assets	$898,366
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	91,607
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$9.81	(a)

Institutional Class Shares:
Net Assets	$33,332,777
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,389,041
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$9.84	(a)

(a)	The NAV for both Class N and the Institutional Class shown above differ from the traded NAV on November 30, 2020 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2020

INVESTMENT INCOME
Dividends (net of $42,934 foreign withholding taxes)	$655,573
Non-cash dividend	56,927
Interest	12,224
TOTAL INVESTMENT INCOME	724,724

EXPENSES
Investment advisory fees	319,825
Administrative services fees	73,326
Custodian fees	57,238
Transfer agent fees	41,585
Accounting services fees	34,160
Registration fees	26,628
Legal fees	26,094
Compliance officer fees	23,316
Audit and tax fees	17,634
Shareholder reporting expenses	15,568
Trustees’ fees and expenses	15,402
Distribution (12b-1) fees:
Class N	2,050
Insurance expense	1,926
Other expenses	2,232
TOTAL EXPENSES	656,984
Fees waived by Adviser	(184,054)
NET EXPENSES	472,930

NET INVESTMENT INCOME	251,794

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments and foreign currency translations	(7,439,073)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations (net of deferred capital gains tax of $71,550)	1,648,138

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,790,935)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(5,539,141)

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
FROM OPERATIONS:
Net investment income	$251,794	$459,045
Net realized loss from investments	(7,439,073)	(1,240,836)
Net change in unrealized appreciation (depreciation) on investments	1,648,138	1,721,828
Net increase (decrease) in net assets resulting from operations	(5,539,141)	940,037

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributions paid
Class N	(11,364)	(15,413)
Institutional Class	(613,807)	(915,603)
Decrease in net assets from distributions to shareholders	(625,171)	(931,016)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold:
Class N	404,698	241,244
Institutional Class	4,758,029	9,317,474
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	11,241	15,125
Institutional Class	612,624	908,910
Redemption fee proceeds:
Class N	—	70
Institutional Class	—	3,322
Payments for shares redeemed:
Class N	(402,403)	(291,418)
Institutional Class	(11,186,698)	(17,481,482)
Net decrease in net assets from shares of beneficial interest	(5,802,509)	(7,286,755)

TOTAL DECREASE IN NET ASSETS	(11,966,821)	(7,277,734)

NET ASSETS:
Beginning of Year	46,197,964	53,475,698
End of Year	$34,231,143	$46,197,964

SHARE ACTIVITY
Class N:
Shares Sold	52,233	22,127
Shares Reinvested	990	1,431
Shares Redeemed	(51,444)	(27,473)
Net increase (decrease) in shares of beneficial interest outstanding	1,779	(3,915)

Institutional Class:
Shares Sold	571,098	842,716
Shares Reinvested	53,881	85,990
Shares Redeemed	(1,253,726)	(1,658,155)
Net decrease in shares of beneficial interest outstanding	(628,747)	(729,449)

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	November 30,	November 30,	November 30,		November 30,	November 30,
	2020	2019	2018		2017	2016*
Net asset value, beginning of period	$11.22	$11.01	$12.86		$10.60	$10.00
Activity from investment operations:
Net investment income (1)	0.05	0.08	0.09		0.02	0.00	(2)
Net realized and unrealized gain (loss) on investments	(1.33)	0.29	(1.85)		2.29	0.60
Total from investment operations	(1.28)	0.37	(1.76)		2.31	0.60
Paid-in-capital from redemption fees	—	0.00 (2)	0.00	(2)	0.00 (2)	0.00	(2)
Less distributions from:
Net investment income	(0.13)	(0.16)	(0.03)		(0.05)	—
Net realized gain	—	—	(0.06)		—	—
Total distributions	(0.13)	(0.16)	(0.09)		(0.05)	—
Net asset value, end of period	$9.81	$11.22	$11.01		$12.86	$10.60
Total return (3)	(11.59)%	3.49%	(13.79	)% (4)	21.82%	6.00	% (5)
Net assets, end of period (000s)	$898	$1,007	$1,032		$974	$170
Ratio of gross expenses to average net assets (6)	2.20%	1.92%	1.87%		2.53%	9.21	% (7)
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%		1.65%	1.65	% (7)
Ratio of net investment income to average net assets	0.52%	0.69%	0.73%		0.17%	0.05	% (7)
Portfolio Turnover Rate	29%	21%	14%		8%	6	% (5)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on Net Asset Value.

(4)	As a result of a trade error, the Fund’s Class N experienced a loss totaling $21 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Annualized.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Institutional Class

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	November 30,	November 30,	November 30,		November 30,	November 30,
	2020	2019	2018		2017	2016*
Net asset value, beginning of period	$11.25	$11.05	$12.90		$10.61	$10.00
Activity from investment operations:
Net investment income (loss) (1)	0.07	0.11	0.12		0.06	(0.00	) (2)
Net realized and unrealized gain (loss) on investments	(1.33)	0.28	(1.86)		2.28	0.61
Total from investment operations	(1.26)	0.39	(1.74)		2.34	0.61
Paid-in-capital from redemption fees	—	0.00 (2)	0.00	(2)	0.00 (2)	—
Less distributions from:
Net investment income	(0.15)	(0.19)	(0.05)		(0.05)	—
Net realized gain	—	—	(0.06)		—	—
Total distributions	(0.15)	(0.19)	(0.11)		(0.05)	—
Net asset value, end of period	$9.84	$11.25	$11.05		$12.90	$10.61
Total return (3)	(11.35)%	3.68%	(13.55	)% (4)	22.16%	6.10	% (5)
Net assets, end of period (000s)	$33,333	$45,191	$52,443		$45,842	$4,573
Ratio of gross expenses to average net assets (6)	1.95%	1.67%	1.62%		2.03%	10.22	% (7)
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%		1.40%	1.40	% (7)
Ratio of net investment income (loss) to average net assets	0.75%	0.95%	1.00%		0.47%	(0.08	)% (7)
Portfolio Turnover Rate	29%	21%	14%		8%	6	% (5)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on Net Asset Value.

(4)	As a result of a trade error, the Fund’s Institutional Class experienced a loss totaling $900 for the year ended November 30, 2018, all of which was reimbursed by the Adviser; there was no effect on total return due to the trade error.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Annualized.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2020

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares, which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund values its investments utilizing various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed -end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed -end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2020 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$31,131,049	$—	$—	$31,131,049
Money Market Fund	3,056,507	—	—	3,056,507
Total	$34,187,556	$—	$—	$34,187,556

The Fund did not hold any Level 2 or Level 3 securities during the year.

*	Please refer to the Portfolio of Investments for industry classifications.

Foreign Currency : Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and currency risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on companies and markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex -dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. As of November 30, 2020, the Fund recorded a deferred liability for potential future Indian capital gains taxes of $71,550.

Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the Fund’s November 30, 2020 tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended November 30, 2020, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $9,070,332 and $14,871,809, respectively.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the year ended November 30, 2020, the Fund incurred $319,825 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2021, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. During the year ended November 30, 2020, the Adviser waived fees in the amount of $184,054 pursuant to its contractual agreement.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2020 will expire on November 30 of the following years:

	November 30, 2021	November 30, 2022	November 30, 2023
Moerus Worldwide Value Fund	$119,091	$131,050	$184,054

Foreside Fund Services, LLC is the distributor for the shares of the Fund (the “Distributor”). Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the year ended November 30, 2020, the Fund incurred $2,050 in distribution and shareholder servicing fees.

Gemini Fund Services, LLC (“GFS”) – GFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of November 30, 2020, Charles Schwab & Co., Inc. held approximately 66.4% of the voting securities of the Moerus Worldwide Value Fund, and therefore, may be deemed to control the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At November 30, 2020, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized		Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation		Depreciation
Moerus Worldwide Value Fund	$36,716,000	$3,035,829	$(5,635,823	) *	$(2,599,994)

*	Includes deferred capital gains tax of $71,550.

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2020 and November 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2020	November 30, 2019
Ordinary Income	$668,105	$1,010,013

As of November 30, 2020, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$257,651	$—	$(213,027)	$(8,609,943)	$—	$(2,599,422)	$(11,164,741)

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income, and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. The unrealized depreciation in the table above includes unrealized foreign currency gains of $572.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $213,027.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

At November 30, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$700,234	$7,909,709	$8,609,943

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

On December 16, 2020, the Moerus Worldwide Value Fund made income distributions of $0.0527 and $0.0748 per share for Class N and the Institutional Class, respectively.

9.	TAX INFORMATION (UNAUDITED)

The Moerus Worldwide Value Fund designates the following for federal income tax purposes for the years ended November 30, 2020 and November 30, 2019:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2020	November 30, 2019
Foreign Taxes Paid	$42,934	$78,997
Foreign Source Income	650,523	904,707
	$693,457	$983,704

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Moerus Worldwide Value Fund and
Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Moerus Worldwide Value Fund (the “Fund”), a series of Northern Lights Fund Trust IV, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 29, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

MOERUS WORLDWIDE VALUE FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
November 30, 2020

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2020 the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
November 30, 2020

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	6/1/20	11/30/20	Ratio	6/1/20-11/30/20
Actual*
Class N	$1,000.00	$ 1,305.40	1.65%	$ 9.51
Institutional Class	$1,000.00	$ 1,306.00	1.40%	$ 8.07
Hypothetical*
(5% return before expenses)
Class N	$1,000.00	$ 1,016.75	1.65%	$ 8.32
Institutional Class	$1,000.00	$ 1,018.00	1.40%	$ 7.06

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (366).

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2020

Approval of the Investment Advisor Agreement Renewal– Moerus Capital Management, LLC

In connection with the meeting of the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust IV (the “Trust”), held on April 14, 2020, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Moerus Advisory Agreement”) between Moerus Capital Management, LLC (“Moerus Capital”) and the Trust, with respect to Moerus Worldwide Value Fund ( the “Fund”). In considering the renewal of the Moerus Advisory Agreement, the Trustees received materials specifically relating to the Moerus Advisory Agreement.

The Board reviewed and discussed the 15(c) materials that were provided in advance of the meeting and deliberated on the renewal of the Moerus Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Moerus Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Moerus Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by Moerus Capital related to the proposed renewal of the Moerus Advisory Agreement with respect to the Fund, including, a description of the manner in which investment decisions are made and executed, a review of the professional personnel that monitor and execute the investment process. The Trustees discussed the extent of the research capabilities, the quality of Moerus Capital’s compliance infrastructure and the experience of its investment advisory personnel. The Trustees noted that Moerus Capital was an experienced investment adviser with seasoned senior management. The Trustees noted that the CCO of the Trust continued to represent that Moerus Capital’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Trustees then reviewed the capitalization of Moerus Capital based on financial information provided by and representations made by Moerus Capital and concluded that Moerus Capital was sufficiently well-capitalized, in order to meet its obligations to the Fund. The Trustees concluded that Moerus Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Moerus Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by Moerus Capital to the Fund was satisfactory.

Performance. The Trustees reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods. The Trustees noted that the Fund’s one-year performance of -2.43% underperformed the benchmark MSCI All County World Index performance of 17.33%, and the Fund’s performance since inception was 3.48%, which also underperformed the benchmark of 11.81%. The Trustees noted that the Fund underperformed the peer group median and its Morningstar Category for both periods. The Trustees noted Moerus Capital’s focus on long-term performance of the Fund. The Trustees acknowledged Moerus Capital attributed the Fund’s underperformance to the portfolio being underweight in informational technology and U.S. securities. After further discussion, the Trustees concluded that overall, the Fund’s past performance was not satisfactory but in-line with its investment objectives and the level of risk undertaken by Moerus Capital.

Fees and Expenses. The Trustees noted that Moerus Capital’s advisory fee of 0.95% was slightly below the 0.97% average of fees charged by the funds in the Broadridge peer group and slightly higher than the 0.93% average fee charged by funds in its Morningstar category. The Trustees discussed the Fund’s 1.40% net expense ratio, which was higher than both the peer group and Morningstar category averages of 1.11% and

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2020

1.09%, respectively, but well below the Morningstar category high of 2.00%. Given these considerations, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. They noted that Moerus Capital indicated its willingness to discuss breakpoints with the Trustees as Moerus’ Capital’s asset size grows.

Profitability. The Trustees reviewed Moerus Capital’s profitability analysis in connection with its management of the Fund and acknowledged that Moerus Capital was managing the Fund at a loss. The Trustees concluded, therefore, that Moerus Capital’s profitability was not an issue at this time.

Conclusion. Having requested and received such information from Moerus Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Moerus Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that the renewal of the Moerus Advisory Agreement was in the best interests of the Fund and its shareholders.

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2020

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014- 2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

11/30/20 – NLFT IV_v1

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2020

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of November 30, 2020, the Trust was comprised of 20 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-663-7871.

11/30/20 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

MWVF-AR20

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
(b)	2020 – $14,500

2019 – $14,000

2018 – $14,000

2017 – $14,000

2016 – $14,000

(b)	Audit-Related Fees

2020 – None

2019 – None

2018 – None

2017 – None

2016 – None

(c)	Tax Fees

2020 – $3,500

2019 – $3,500

2018 – $3,000

2017 – $3,000

2016 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

2018 - None

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2019	2018	2017	2016
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $3,500

2019 - $3,500

2018 - $3,000

2017 - $3,000

2016 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/5/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/5/21

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 2/5/21